UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2014

CARBONITE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35264	33-1111329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Huntington Avenue, Boston, Massachusetts 02115

(Address of principal executive offices, including ZIP code)

(617) 587-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §230.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 30, 2014, Carbonite, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter and year ended December 31, 2013. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on

Form 8-K and is incorporated herein by reference.

The information set forth in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 incorporated by reference herein, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2014, Stephen Munford was elected to serve as a director of the Company to fill the vacancy created as a result of William Nelson’s passing on December 5, 2013. Mr. Munford will serve, subject to the terms of the Company’s Amended and Restated Certificate of Incorporation and the Company’s Amended and Restated Bylaws, as a Class II director of the Company until the Company’s 2016 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation, or removal. Mr. Munford has not been appointed to serve on any committees of the Company’s board of directors at this time.

The Company has had no transaction since the beginning of its last fiscal year, and has no currently proposed transaction, in which Mr. Munford has a direct or indirect material interest.

In connection with Mr. Munford’s election to the Company’s board of directors, the Company granted Mr. Munford an option to purchase 25,000 shares of the Company’s common stock at an exercise price equal to the fair market value of the Company’s common stock on the date of grant, which option is subject to quarterly vesting over 3 years contingent upon Mr. Munford’s continued service as a director of the Company. The option granted to Mr. Munford will vest in full immediately prior to a change of control of the Company.

Item 7.01 Regulation FD Disclosure.

On January 30, 2014, the Company issued a press release announcing Mr. Munford’s election to the Company’s board of directors. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 incorporated by reference herein, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Exhibits

(d) Exhibits.

99.1	Press Release of Carbonite, Inc. entitled “Carbonite Reports Record Revenue and Free Cash Flow Results for Fourth Quarter and Full Year of 2013”, dated January 30, 2014

99.2	Press Release of Carbonite, Inc. entitled “Carbonite Elects Stephen Munford to Board of Directors”, dated January 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized on January 30, 2014.

CARBONITE, INC.

By:	/s/ Danielle Sheer
Name: Danielle Sheer
Title: VP and General Counsel